UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 18, 2011

ZAXIS INTERNATIONAL INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-15476

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

6399 Wilshire Blvd., Suite 1019, Los Angeles, CA	90048
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (323) 951-0575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 18, 2011, Michael F. Cronin, CPA (MFC) notified the Company that effective as of that date, the firm resigned as auditor. Effective the same date, the Company appointed John A. Braden, P.C.  as its new auditor and that decision to change the auditor was approved by the Company's Board of Directors on March 18, 2011.

MFC issued the auditor’s report on the Company's financial statements for the years ended December 31, 2009 and 2008.

MFC’s audit reports on the Company’s financial statements for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the registrant's most recent fiscal years ended December 31, 2009 and 2008 and any subsequent interim period through March 18, 2011, the date of resignation of MFC, there were no disagreements with MFC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MFC’s satisfaction, would have caused MFC to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided MFC with a copy of the disclosure in the preceding two paragraphs and requested in writing that MFC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with such disclosures. MFC provided a letter, dated March 18, 2011 stating its agreement with such statements, which is included as exhibit 16 to this Form 8-K.

During the registrant's most recent fiscal years ended December 31, 2009 and 2008 and through the date of the Audit Committee’s decision to change accountants, the Company did not consult John A. Braden, P.C. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
16.1	Letter on change in certifying accountant, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Ivo Heiden CEO and Chairman of the Board Ivo Heiden Date: March 23, 2011